EXHIBIT 10-AM                PAYOFF AGREEMENT

          THIS PAYOFF AGREEMENT (this "Agreement") is made as of this 29th day of December, 1994, by and among SANWA BANK CALIFORNIA, a California corporation ("Sanwa"), and DDL ELECTRONICS, INC., a Delaware corporation (formerly known as DATA DESIGN LABORATORIES, INC., a Delaware corporation) ("DDL"), AEROSCIENTIFIC CORP., an Oregon corporation ("Aero-Or"), AEROSCIENTIFIC CORP., a California corporation ("Aero-Cal"), A.J. ELECTRONICS, INC., a California corporation ("A.J."), DDL EUROPE LIMITED ("DDL-E"), DDL ELECTRONICS LIMITED ("DDL-Ltd."), and IRLANDUS CIRCUITS LIMITED ("Irlandus") (Aero-Or, Aero-Cal, A.J., DDL-E, DDL-Ltd., and Irlandus are collectively referred to herein as the "DDL Affiliates"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement dated as of June 5, 1992 between Sanwa and DDL (the "Credit Agreement").


                                 RECITALS

A.   DDL and Sanwa entered into that certain Amended and Restated
Credit Agreement dated as of June 5, 1992 (the "Credit
Agreement").

B. To secure DDL's obligations under the Credit Agreement, DDL and the DDL Affiliates executed certain General Security
Agreements dated as of June 5, 1992 in favor of Sanwa, and the DDL Affiliates executed certain Continuing Guaranties dated as of June 5, 1992 in favor of Sanwa.

C. Pursuant to the terms of the Credit Agreement, DDL is indebted to Sanwa in the principal sum of $6,847,519.59 plus accrued but unpaid interest, costs and expenses, together with the other obligations set forth in the Credit Agreement
(collectively, the "Outstanding Debt").

D. DDL has experienced certain operating difficulties, which it is currently attempting to resolve, but which make DDL unable to comply with certain provisions of the Credit Agreement.

E. DDL has requested Sanwa to accept, and Sanwa has agreed to accept, the sum of $4,500,000.00 in full and complete satisfaction of the Outstanding Debt.

NOW, THEREFORE, in consideration of the above recitals and of the mutual covenants contained herein, Sanwa, DDL and the DDL
Affiliates hereby agree as follows:

                                    I.
                      AGREEMENT FOR PART PERFORMANCE

          Sanwa hereby accepts payment of the sum of Four Million
Five Hundred Thousand Dollars ($4,500,000.00) from DDL in full and complete satisfaction of the Outstanding Debt.

                                    II.
                RELEASE OF LIENS: TERMINATION OF AGREEMENTS

     2.1 Release of Liens. Sanwa hereby releases any and all liens, encumbrances and other security interests (collectively, the "Security Interests") it may hold in the Collateral and Real Property Collateral of DDL and/or the DDL Affiliates. Concurrently with the execution of this Agreement, Sanwa shall deliver or cause to be delivered to DDL, in form and substance satisfactory to DDL and Sanwa, such statements terminating the Security Interests, and such other documents as DDL may reasonably deem necessary to assure itself that the Security Interests have been released and terminated, including, without limitation, the statements and documents identified on Exhibit 1 of this Agreement.

     2.2 Termination of Agreements. The parties hereto agree that all outstanding agreements and understandings between Sanwa and DDL and/or the DDL Affiliates, other than this Agreement, are hereby terminated and all obligations thereunder are completely satisfied and released. Such agreements and understandings include, without limitation, those identified on Exhibit 2 of this Agreement.

     2.3 Further Assurances. At DDL's and/or the DDL Affiliates' sole expense, including reasonable attorneys' fees, each party to this Agreement shall cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement, in form and substance satisfactory to DDL and Sanwa, including, without limitation, execution of all documents necessary or appropriate to release Sanwa's Security Interest in Collateral and/or Real Property Collateral located in Northern Ireland.

                                   III.
                              MUTUAL RELEASE

     3.1 Release. In consideration of this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, DDL and the DDL Affiliates, on one hand, and Sanwa, on the other, hereby and forever mutually release and discharge one another and each of the other's successors, subsidiaries, affiliates, parent companies, employees, former employees, consultants, owners, officers, directors, shareholders, general partners, limited partners, predecessors, assigns, agents, attorneys, insurers, and representatives from any and all causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, liabilities, and demands of any nature whatsoever, known or unknown, absolute or contingent, related or incidental to the Outstanding Debt other than the obligations set forth in this Agreement.

     3.2 Release of Unknown Claims. It is the intention of the parties in executing this Agreement that this Agreement shall be effective as a bar to each and every claim, demand, and cause of action that the parties may have against one another related or incidental to the Outstanding Debt other than the obligations set forth in this Agreement. In furtherance of this intention, the parties hereby expressly waive any and all rights or benefits conferred by the provisions of Section 1542 of the California Civil Code, and by any similar provision of California or Federal law now in effect or in effect in the future, and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected claims, demands, and causes of action, if any:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          The parties acknowledge that they may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, the parties hereby waive any rights, claims, or causes of action that might arise as a result of such different or additional claims or facts. The parties acknowledge that they understand the significance and potential consequence of such a release of unknown claims and of the specific waiver of their rights under Section 1542. The parties intend that the claims released by them under this Agreement be construed as broadly as possible.

                                    IV.
                               MISCELLANEOUS

     4.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of DDL, the DDL Affiliates and Sanwa and their respective successors and assigns.

     4.2 Governing Law: Waiver of Trial by Jury. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of California. The parties hereto consent to the jurisdiction of any state or federal court located within Los Angeles County of the State of California. The parties hereto waive the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to this Agreement.

     4.3 Recitals. All of the recitals are incorporated herein and made a part hereof.

     4.4 Warranty of Authorization. Each person whose signature appears hereon warrants and guarantees that he or she has been duly authorized and has full authority to execute this Agreement on behalf of the entity on whose behalf this Agreement is executed.

     4.5 Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding between the parties. This Agreement supersedes and replaces all prior negotiations and all agreements, proposed or otherwise, whether written or oral, concerning the subject matter hereof. This is a fully integrated document. In executing this Agreement, no party hereto has relied on any representation not contained within this document. Each party hereto has been represented by counsel and has relied solely on its counsel's advice as to the legal effect hereof and its own knowledge and the terms of this document.

     4.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

     4.7 Attorneys' Fees and Costs. In the event of litigation in connection with or concerning the subject matter of this Agreement or any breach of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by that party, including reasonable attorneys' fees and costs, in addition to any other relief to which it may be entitled. The parties further agree that the prevailing party shall be entitled to recover all costs, including reasonable attorneys' fees and costs, of collecting any costs and expenses awarded pursuant to the prior sentence.

     4.8 Headings. The headings set forth herein are solely for the purpose of identification and have no legal significance.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

SANWA BANK CALIFORNIA, a California corporation



By:________________________________
Its:_______________________________


DDL ELECTRONICS, INC., a Delaware corporation



By:______________________________
Its: ____________________________


AEROSCIENTIFIC CORP., an Oregon corporation



By:_______________________________
its:______________________________


AEROSCIENTIFIC CORP, a California
corporation



By:_______________________________
Its:______________________________


A.J. ELECTRONICS, INC., a California corporation


By:_______________________________
Its:______________________________


DDL EUROPE LIMITED


By:__________________________________
Its:_________________________________



DDL ELECTRONICS, LTD.



By:__________________________________
Its:_________________________________

IRLANDUS CIRCUITS LIMITED




By:__________________________________
Its:_________________________________

EXHIBIT 1 TO PAYOFF AGREEMENT
Release of Liens



1. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American Title Insurance Company ("First American") for the benefit of Sanwa, The Tokai Bank Ltd. ("Tokai") and First Interstate Bank of Oregon ("FIB") with respect to that property commonly known as 223 North Crescent Way, Anaheim, California;

2. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by A.J. to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 20945 Plummer Street, Chatsworth, California;

3. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 7915 Center Avenue, Cucamonga, California;

4. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 11, Tract 11428, in the City of Rancho Cucamonga, California;

5. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 13, Tract 11428, in the City of Rancho Cucamonga, California;

6. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to Fidelity National Title Insurance Company for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 21423 North 11th Avenue, Phoenix, Arizona;

7. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by
Aero-Or to First American for the benefit of Sanwa with respect to that property commonly known as 1270 NW 167th Place, Beaverton, Oregon;

8. Deed of Release among Irlandus, FIB, Tokai and Sanwa with respect to that property located in Northern Ireland;

9. Deed of Release among DDL, FIB, Tokai and Sanwa with respect to that property located in Northern Ireland;

10. Form UCC-3 Termination Statement terminating Sanwa's security interest in the assets of DDL under that certain
Financing Statement filed in the Office of the Oregon Secretary of State on June 23, 1992 as file number R12780;

11. Form UCC-3 Termination Statement terminating Sanwa's security interest in the assets of Aero-Cal under that certain Financing Statement filed in the Office of the California Secretary of State on June 22, 1992 as file number 92134431;

12. Form UCC-3 Termination Statement terminating Sanwa's security interest in the assets of Aero-Or under that certain
Financing Statement filed in the Office of the Oregon Secretary of State on June 23, 1992 as file number R12781;

13. Form UCC-2 Termination Statement terminating Sanwa's security interest in the assets of A.J. under that certain Financing Statement filed in the Office of the California Secretary of State on June 22, 1992 as file number 92134433;

14. Form UCC-2 Termination Statement terminating Sanwa's security interest in the assets of DDL under that certain Financing Statement filed in the Office of the California Secretary of State on June 22, 1992 as file number 92134429;

15. Form UCC-3 Termination Statement terminating Sanwa's security interest in the assets of DDL under that certain
Financing Statement filed in the Office of the Delaware Secretary of State on June 23, 1992 as file number 9207522;

16.  Notice of Assignment of Promissory Note to Omni Acquisition
Corp.;

17.  Notice of Assignment of Promissory Note and Deed of Trust to
M. Peter Thomas and Lisa Thomas;

18.  Notice of Assignment of Promissory Note and Deed of Trust to
Thomas J. Gullo and Linda G. Gullo;

19. Assignment of Deed of Trust (as collateral), assigning all beneficial interest under that certain Second Deed of Trust and Assignment of Rents with Request for Notice dated May 10, 1990 executed by M. Peter Thomas and Lisa Thomas recorded as Instrument No. 90-286466 and further recorded as Instrument No. 90-375203.

20. Assignment of Deed of Trust (as collateral), assigning all beneficial interest under that certain Second Deed of Trust and Assignment of Rents with Request for Notice dated May 30, 1990 executed by Thomas J. Gullo and Linda C. Gullo recorded as Instrument No. 90-314878 and further recorded as Instrument No. 90-372668.

21. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by A.J. to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 20945 Plummer Street, Chatsworth, California;

22. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 7915 Center Avenue, Cucamonga, California;

23.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 11, Tract 11428, in the City of Rancho Cucamonga, California;

24.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 13, Tract 11428, in the City of Rancho Cucamonga, California;

25.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by Aero-Or to First American for the benefit of Sanwa with respect to that property commonly known as 1270 NW 167th Place, Beaverton, Oregon;

26.  Original Second Deed of Trust and Assignment of Rents with
Request for Notice dated May 10, 1990 executed by M. Peter Thomas and Lisa Thomas recorded as Instrument No. 90-286466 and further recorded as Instrument No. 90-375203;

27.  Original Second Deed of Trust and Assignment of Rents with
Request for Notice dated May 30, 1990 executed by Thomas J.
Gullo and Linda G. Gullo recorded as Instrument No. 90-314878 and further recorded as Instrument No. 90-372668;

28. Original Promissory Note Secured by Second Deed of Trust dated May 10, 1990 in the principal amount of $560,000 executed by M. Peter Thomas and Lisa Thomas;

29. Original Promissory Note Secured by Second Deed of Trust dated May 30, 1990 in the principal amount of $250,000 executed by Thomas J. Gullo and Linda C. Gullo;

30. Original Promissory Note dated February 28, 1992 in the principal amount of $292,536.36 executed by Omni Acquisition
Corp.


                                EXHIBIT 2
                                   TO
                            PAYOFF AGREEMENT
                        Termination of Agreements



1.   The Credit Agreement;

2.   Pledge and Security Agreement dated as of June 5, 1992 by
DDL in favor of Sanwa, Tokai and First Interstate Bank of Oregon,
N.A. ("FIB");

3. General Security Agreement dated as of June 5, 1992 by DDL in favor of Sanwa;

4.   General Security Agreement dated as of June 5, 1992 by Aero-
Or in favor of Sanwa;

5.   General Security Agreement dated as of June 5, 1992 by
AeroCal in favor of Sanwa;

6.   General Security Agreement dated as of June 5, 1992 by A.J.
in favor of Sanwa;

7. Continuing Guaranty dated as of June 5, 1992 by Aero-Or in favor of Sanwa;

8. Continuing Guaranty dated as of June 5, 1992 by Aero-Cal in favor of Sanwa; and

9. Continuing Guaranty dated as of June 5, 1992 by A.J. in favor of Sanwa.